May 24, 2019

TOUCHSTONE STRATEGIC TRUST

Touchstone Sustainability and Impact Equity Fund (the “Fund”)

Supplement to the Prospectus, Summary Prospectus and
Statement of Additional Information dated July 30, 2018

Notice of Fund Name Change

On May 16, 2019, the Board of Trustees of Touchstone Strategic Trust approved a change to the name of the Fund. Effective on or about July 29, 2019, the Fund will be renamed the Touchstone Global ESG Equity Fund. In connection with the name change, all references to the Touchstone Sustainability and Impact Equity Fund in the Fund's Prospectus, Summary Prospectus, and Statement of Additional Information are replaced with Touchstone Global ESG Equity Fund.

There will be no changes to the investment strategies of the Fund. The current investment process of the Fund's sub–advisor will not change.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078
Ph: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-TST-TROCX-S4-1905

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